Consolidated Balance Sheets (Parenthetical) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Consolidated Balance Sheets
Allowance for doubtful accounts	$ 0	$ 0
Common Stock, Par Value (in dollars per share)	$ 0.0001	$ 0.0001
Authorized common stock (in shares)	500,000,000	250,000,000
Common Stock, Shares Issued (in shares)	13,733,459	13,987,590
Common Stock, Shares Outstanding (in shares)	13,457,625	13,979,636
Treasury stock, Shares Held (in shares)	275,834	7,954